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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 20, 1999

                             Mpath Interactive, Inc.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        000-25399                94-3217317
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                                665 Clyde Avenue
                         Mountain View, California 94043
               (Address of principal executive offices) (Zip code)


                                 (650) 429-3900
              (Registrant's telephone number, including area code)
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Item 7.

The Registrant hereby amends the following item of its Report on form 8-K filed with the Securities and Exchange Commission on October 20, 1999.

(a)  Exhibits.    2.1   Agreement and Plan of Merger dated as of September 27,
                        1999 among Mpath Interactive, Inc., ITR Acquisition
                        Corp., and Resounding Technology, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Mpath Interactive, Inc.
                                     (Registrant)



Date:  November 16, 1999             By: /s/ Linda Palmor
       -----------------                 -------------------------------------
                                         Linda Palmor, Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit
Number            Description
-------           -----------

2.1 Agreement and Plan of Merger dated as of September 27, 1999 among Mpath Interactive, Inc., ITR Acquisition Corp., and Resounding Technology, Inc.